UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 20, 2006
Precision Aerospace Components, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30185	20-4763096

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2200 Arthur Kill Road
Staten Island, NY		10309-1202

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (718) 356-1500

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On July 19, 2006, Precision Aerospace Components, Inc. (the “Company”, “we” or “us”) acquired all of the issued and outstanding shares of common stock of Delaware Fastener Acquisition Corp., a Delaware Corporation (“DFAC”), pursuant to a share exchange which resulted in the shareholders of DFAC acquiring a majority of the capital stock of the Company. On July 20, 2006, DFAC acquired all of the assets and certain liabilities of Freundlich Supply Co., Inc., a New York corporation which operates as a distributor of fasteners to the aerospace industry (“Freundlich Supply”), for a purchase price of $5,000,000. As a result of the foregoing transactions, DFAC became a wholly-owned subsidiary of the Company, changed its name to Freundlich Supply Company, Inc. and continued the operations of Freundlich Supply. We filed a Current Report on Form 8-K with the Securities and Exchange Commission on July 26, 2006 describing the forgoing transactions.
     On August 21, 2006, we filed our Quarterly Report on Form 10-QSB for the period ended June 30, 2006. The financial statements for the periods ended June 30, 2006 included in the Quarterly Report, treated the acquisition of Freundlich Supply as a reverse acquisition and the results of operations of Freundlich Supply for the three and six month periods ended June 30, 2006 and 2005 were included in our consolidated financial statements. In connection with the preparation of our financial statements for the period ended September 30, 2006, we determined that the acquisition of Freundlich Supply should not have been accounted for as a reverse acquisition and therefore, the results of operation of Freundlich Supply for the periods ended June 30, 2006 and 2005 should not have been included in our consolidated financial statements. As a result, on December 20, 2006 we concluded that the financial statements for the quarterly period ended June 30, 2006 included in our Quarterly Report on Form 10-QSB for the period ended June 30, 2006 needed to be restated and that such financial statements should no longer be relied upon.
     The Audit Committee of our Board of Directors and our Chief Financial Officer discussed the matters disclosed above with our registered independent accountant.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.
Date: December 21, 2006	By:	/s/ Robert P. Moyer
Robert P. Moyer
President and Chief Executive Officer

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